                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                                 June 30, 1995

================================================================================


                               TABLE OF CONTENTS



1.  Debt Summary.....................................................   E-2


2.  Occupancy
           Percentage Leased.........................................   E-3
           Economic Occupancy........................................   E-4
           Regional Breakdown........................................   E-5


3.  Leases Signed Analysis
           Comparable and Non-Comparable.............................   E-6


4.  Press Release....................................................   E-7


5.  Glossary of Terms................................................  E-10



================================================================================



                          4800 Hampden Lane, Suite 500
                            Bethesda, Maryland 20814
                                  301/652-3360

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS  (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
JUNE 30, 1995

=======================================================================================================

                                                                                      Balance
                                               Maturity              Rate          (in thousands)
                                               --------              ----

MORTGAGES
           Barracks Road                          06/01/98             9.77%              $21,929
           Falls Plaza                            06/01/98             9.77%                4,360
           Old Keene Mill                         06/01/98             9.77%                7,148
           West Falls                             06/01/98             9.77%                5,003
           Loehmanns Plaza                        07/21/98             9.75%                6,538
           Federal Plaza                          03/10/01             8.95%               28,961
           Tysons Station                         09/01/01            9.875%                4,344
           Northeast                              12/31/01     participating                1,500
                                                                                    --------------
                                                                                          $79,783
                                                                                    ==============

NOTES PAYABLE
           Revolving credit facilities                     libor +.85% to libor +1%       $19,365
           Note issued in connection with
            tenant buyout at Queen Anne Plaza     01/15/06            8.875%                1,369
           Note issued in connection with
            aquisition of Federal Plaza           07/01/96             8.00%                2,916
           Note issued in connection with
            renovation of Perring Plaza           01/31/13            10.00%                2,955
           Other                                   various           various                  149
                                                                                    --------------
                                                                                          $26,754
                                                                                    ==============

UNSECURED PUBLIC DEBT
           5 1/4% Convertible subordinated        04/30/02            5.250%              $   289
             debentures
           5 1/4% Convertible subordinated        10/28/03            5.250%               75,000
             debentures
           8 7/8% Notes (fixed)                   01/15/00            8.875%               75,000
           8 7/8% Notes (fixed)*                  01/15/00            7.530%               25,000
           8% Notes (fixed)                       04/21/02            8.000%               25,000
                                                                                    --------------
                                                                                         $200,289
                                                                                    ==============

                                            Total fixed rate debt                        $285,961         93.20%

                                            Total variable rate debt                       20,865          6.80%
                                                                                    -------------- --------------
                                            Total debt                                   $306,826        100.00%
                                                                                    ============== ==============

                                            Weighted average interest rate:
                                            ----------------------------------
                                             Fixed rate debt                                 7.89%
                                             Variable on revolving facilities                7.01%  **

* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for six months ended June 30, 1995.

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
June 30, 1995

====================================================================================================================================



          OVERALL OCCUPANCY
    (Quarter to Quarter Analysis)                        June 30, 1995                               June 30, 1994
                                              ------------------------------------------  ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 11,530,816    10,796,603          94%       10,782,397  10,094,769     94%
Main Street Retail (square feet)               194,266       180,394            93%
Rollingwood Apartments (# of units)              282           280              99%          282         272         96%


          OVERALL OCCUPANCY
         (Rolling 12 Months)                             June 30, 1995                               March 31, 1995
                                              -----------------------------------------   ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 11,530,816    10,796,603          94%       11,199,906  10,482,104     94%
Main Street Retail (square feet)               194,266       180,394            93%         22,906      22,906      100%
Rollingwood Apartments (# of units)              282           280              99%          282         281         99%


        OVERALL OCCUPANCY
       (Rolling 12 Months)                               December 31, 1994                           September 30, 1994
                                              -----------------------------------------   ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 11,179,222    10,592,521          95%       10,898,289  10,176,605     93%
Main Street Retail (square feet)                16,106        16,106           100%
Rollingwood Apartments (# of units)              282           278              99%          282         281         99%



====================================================================================================================================


        SAME CENTER OCCUPANCY
    (Quarter to Quarter Analysis)                        June 30, 1995                               June 30, 1994
                                              -----------------------------------------   ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 10,438,581    9,820,887           94%       10,373,401   9,784,722     94%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)              282          280               99%          282          272        96%


        SAME CENTER OCCUPANCY
         (Rolling 12 Months)                             June 30, 1995                               March 31, 1994
                                              -----------------------------------------   ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 10,438,581    9,820,887           94%       10,203,347   9,600,482     94%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)              282           280              99%           282         281        99%


        SAME CENTER OCCUPANCY
         (Rolling 12 Months)                             December 31, 1994                        September 30, 1994
                                              -----------------------------------------   ----------------------------------

                Type                             Size         Leased         Occupancy       Size       Leased    Occupancy
-----------------------------------------     ----------    ----------    --------------  ----------  ----------  ----------
Shopping Center (square feet)                 10,192,241    9,681,163           95%       10,156,707   9,549,487     94%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)              282           278              99%           282         281        99%

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
June 30, 1995

====================================================================================================================================


   OVERALL ECONOMIC OCCUPANCY
  (Quarter to Quarter Analysis)                   June 30, 1995                              June 30, 1994
                                   -------------------------------------------  ---------------------------------------

                                                     Leases                                    Leases
                                                   Generating      Economic                  Generating     Economic
           Type                         Size         Income        Occupancy       Size        Income       Occupancy
---------------------------------  --------------  ------------  -------------  -----------  ------------  ------------
Shopping Center (square  feet)      11,530,816     10,460,610         91%       10,782,397    9,875,544         92%
Main Street Retail (square feet)      194,266        180,394          93%
Rollingwood Apartments (# of units)     282            280            99%          282          272             96%

    OVERALL ECONOMIC OCCUPANCY
        (Rolling 12 Months)                       June 30, 1995                              March 31, 1995
                                   -------------------------------------------   --------------------------------------

                                                      Leases                                   Leases
                                                    Generating     Economic                   Generating     Economic
           Type                         Size          Income       Occupancy       Size        Income        Occupancy
---------------------------------  --------------  ------------  -------------   -----------  ------------  -----------
Shopping Center (square feet)       11,530,816     10,460,610         91%        11,199,906   10,153,934         91%
Main Street Retail (square feet)      194,266        180,394          93%          22,906       22,906          100%
Rollingwood Apartments (# of units)     282            280            99%            282          281            99%

    OVERALL ECONOMIC OCCUPANCY
        (Rolling 12 Months)
                                               December 31, 1994                          September 30, 1994
                                   -------------------------------------------   --------------------------------------

                                                      Leases                                   Leases
                                                    Generating     Economic                  Generating     Economic
           Type                         Size          Income       Occupancy       Size        Income       Occupancy
---------------------------------  ---------------  ------------  -------------  ----------- ------------  ------------
Shopping Center (square feet)       11,179,222     10,213,130         91%        10,898,289    9,983,789          92%
Main Street Retail (square feet)      16,106         16,106          100%
Rollingwood Apartments (# of units)     282           272             96%            282          281             99%


====================================================================================================================================


  SAME CENTER ECONOMIC OCCUPANCY
  (Quarter to Quarter Analysis)                   June 30, 1995                             June 30, 1994
                                   -------------------------------------------   --------------------------------------

                                                     Leases                                    Leases
                                                   Generating      Economic                   Generating     Economic
           Type                         Size          Income       Occupancy       Size        Income        Occupancy
---------------------------------  --------------  ------------  -------------   -----------  ------------  -----------
Shopping Center (square  feet)      10,438,581     9,552,765          92%        10,373,401   9,650,465          93%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)    282            280             99%           282         272              96%


  SAME CENTER ECONOMIC OCCUPANCY
        (Rolling 12 Months)                       June 30, 1995                              March 31, 1995
                                   -------------------------------------------   --------------------------------------

                                                      Leases                                   Leases
                                                    Generating     Economic                   Generating     Economic
           Type                         Size          Income       Occupancy       Size        Income        Occupancy
---------------------------------  --------------  ------------  -------------   -----------  ------------  -----------
Shopping Center (square feet)       10,438,581     9,552,765          92%        10,203,347   9,441,725          93%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)     282            280            99%           282           281            99%


  SAME CENTER ECONOMIC OCCUPANCY
        (Rolling 12 Months)
                                                 December 31, 1994                         September 30, 1994
                                   -------------------------------------------   --------------------------------------

                                                      Leases                                   Leases
                                                    Generating     Economic                   Generating     Economic
           Type                         Size          Income       Occupancy       Size        Income        Occupancy
---------------------------------- --------------  ------------  -------------   -----------  ------------  -----------
Shopping Center (square feet)       10,192,241     9,472,958         93%         10,156,707   9,431,031          93%
Main Street Retail (square feet)
Rollingwood Apartments (# of units)    282           272             96%            282          281             99%

FEDERAL REALTY INVESTMENT TRUST

REGIONAL OCCUPANCY ANALYSIS

JUNE 30, 1995

==============================================================

                              Total Square        Occupancy
         Region                 Footage           06/30/95
--------------------------  -----------------  ---------------
D.C./Baltimore                    3,481,146         93%
Philadelphia                      2,053,195         95%
New York/New Jersey               1,971,191         97%
Central Virginia                  1,162,705         95%
Mid-West                          1,133,622         93%
New England                         400,989         99%
Other                             1,327,968         85%

==============================================================

                              Total Square        Occupancy
         Region                 Footage           06/30/95
--------------------------  -----------------  ---------------
D.C./Baltimore
   Anchor                         1,859,425         94%
   Small Shops                    1,621,721         92%

Philadelphia
   Anchor                         1,183,655         96%
   Small Shops                      869,540         94%

New York/New Jersey
   Anchor                         1,434,069         98%
   Small Shops                      537,122         95%

Central Virginia
   Anchor                           570,503         97%
   Small Shops                      592,202         93%

Mid-West
   Anchor                           729,306         97%
   Small Shops                      404,316         86%

New England
   Anchor                           241,311        100%
   Small Shops                      159,678         97%

Other
   Anchor                           732,162         88%
   Small Shops                      595,806         81%

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
JUNE 30, 1995

===================================================================================================================================


COMPARABLE
                                                             AVERAGE        AVERAGE PRIOR     AVERAGE CURRENT
                           NUMBER OF         SQUARE           LEASE           RENT PER           RENT PER            ANNUALIZED
  ROLLING 12 MONTHS      LEASES SIGNED        FEET         TERM (YEARS)      SQUARE FOOT       SQUARE FOOT        INCREASE IN RENT
---------------------   ---------------   -------------   --------------   ---------------   -----------------   ------------------
  2nd Quarter 1995            96               313,386         4.9                 $13.61              $17.56           $1,239,862
  1st Quarter 1995            68               230,171         5.2                  12.95               14.60              379,854
  4th Quarter 1994            93               455,584         5.6                  10.16               14.04            1,766,764
  3rd Quarter 1994            62               145,265         5.1                  16.30               17.55              181,298
                        ---------------   -------------   --------------   ---------------   -----------------   ------------------
       Total                 319             1,144,406         5.2                 $12.45              $15.57           $3,567,778

                                                ESTIMATED
                           PERCENTAGE            TENANT
                            INCREASE           IMPROVEMENT
  ROLLING 12 MONTHS      OVER PRIOR RENT          COSTS
---------------------   -----------------   ----------------
  2nd Quarter 1995            29%                $3,892,000
  1st Quarter 1995            13%                 1,290,000
  4th Quarter 1994            38%                 4,055,000
  3rd Quarter 1994             8%                   854,000
                        -----------------   ----------------
       Total                  25%               $10,091,000

NON-COMPARABLE                                                                                                        ESTIMATED
                                                             AVERAGE                              ANNUALIZED           TENANT
                            NUMBER OF         SQUARE          LEASE          AVERAGE RENT           CURRENT          IMPROVEMENT
  ROLLING 12 MONTHS      LEASES SIGNED         FEET        TERM (YEARS)     PER SQUARE FOOT          RENT               COSTS
---------------------   ---------------   -------------   --------------   -----------------   -----------------  ------------------
  2nd Quarter 1995            8                 60,731          7.3                  $23.26          $1,412,465          $1,433,000
  1st Quarter 1995            6                 14,516          6.7                   15.22             220,998              12,000
  4th Quarter 1994           12                124,234          6.3                   10.63           1,320,747           1,758,000
  3rd Quarter 1994            6                 20,812          6.7                   16.49             343,207              99,000
                        ---------------   -------------   --------------   -----------------   -----------------  ------------------
       Total                 32                220,293          6.8                  $14.97          $3,297,417          $3,302,000

                               GLOSSARY OF TERMS



OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

ECONOMIC OCCUPANCY: The current physical occupancy of a property (that portion of the property that is occupied and on which we are receiving rent) expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-rentable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. escalators or new entrances) which are required to make the space leasable.